Exhibit 10.1

AMENDMENT NO. 9

Dated as of May 17, 2006

to

AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of July 9, 2002

THIS AMENDMENT NO. 9 (this “Amendment”) is entered into as of May 17, 2006 by and among SYNNEX CORPORATION (formerly known as SYNNEX Information Technologies, Inc.), a Delaware corporation (the “Borrower”), GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (“GE Capital”), as a Lender and in its capacity as the contractual representative for itself and the Lenders (the “Agent”), and BANK OF AMERICA, N.A., as a Lender (“Bank of America”). Capitalized terms used in this Amendment which are not otherwise defined herein, shall have the meanings given such terms in the Credit Agreement (as defined below).

RECITALS:

WHEREAS, the Borrower, the Lenders and the Agent are parties to that certain Amended and Restated Credit Agreement dated as of July 9, 2002 (as amended by that certain Amendment No. 1, dated October 17, 2002, that certain Amendment No. 2, dated May 15, 2003, that certain Amendment No. 3, dated June 30, 2003, that certain Amendment No. 4, dated September 5, 2003, that certain Amendment No. 5, dated December 30, 2003, that certain Amendment No. 6, dated as of September 17, 2004, that certain Amendment No. 7, dated as of September 16, 2005, and that certain Amendment No. 8, dated as of February 8, 2006, the “Credit Agreement”); and

WHEREAS, the parties hereto have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Agent hereby agree as follows.

1. Amendment to the Credit Agreement. As of the Effective Date (as hereafter defined) and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

1.1. Annex A of the Credit Agreement is hereby amended to add the following new defined terms, in the appropriate alphabetical order thereto:

“Amendment No. 9 Effective Date” means the “Effective Date” as defined in that certain Amendment No. 9, dated May 17, 2006, to this Agreement.

“Application for Letter of Credit” has the meaning ascribed to it in Annex J.

“Cash Collateral Account” has the meaning ascribed to it in Annex J.

“Excluded Assets” means any rights or interest of Borrower arising in connection with (a) the Accounts Receivable Assignment Agreement dated as of February 28, 2006, among Corporativo Lanix, S.A. de C.V., Alef Soluciones Integrales, S.A. de C.V. and Accesorios y Suministros Informáticos, S.A. de C.V. (collectively, the “Lanix Consortium”), as assignors, Synnex Mexico and Borrower, as assignee, as the same may be amended, extended, replaced, restated, supplemented or otherwise modified from time to time, (b) the Accounts Receivable Assignment Agreement dated as of December 5, 2005, among the Lanix Consortium, as assignors, Synnex Mexico and Borrower, as assignee, as the same may be amended, extended, replaced, restated supplemented or otherwise modified from time to time, (c) the Multiannual Services Agreement (Contrato Multianual de Prestación de Servicios) number 62.PE.2005-2010, dated October 31, 2005, between the Lanix Consortium, as services providers, and the Ministry of Education (Secretaría de Educación Pública), a Ministry of the Federal Public Administration of México (the “SEP”), as the same may be amended, extended, replaced, restated, supplemented or otherwise modified from time to time, (d) the Multiannual Services Agreement (Contrato Multianual de Prestación de Servicios) number 67.PE.2005-2010, dated October 31,2005, between the Lanix Consortium, as services providers, and SEP, as the same may be amended, extended, replaced, restated, supplemented or otherwise modified from time to time, (e) any payments, accounts (as such term is defined in the Code) or other amounts payable with respect to any of the foregoing rights or interests, (f) any proceeds thereof, or (g) that certain deposit account number 945912430012 maintained with Bank of America (the “Mex Bank of America Account”), except that any amounts deposited in the Mex Bank of America Account not described above shall not constitute “Excluded Assets”.

“L/C Issuer” has the meaning ascribed to it in Annex J.

“L/C Sublimit” has the meaning ascribed to it in Annex J.

Amendment No. 9 to

Amended and Restated Credit Agreement

“Letter of Credit” means a standby letter of credit issued for the account of Borrower by any L/C Issuer, or a bankers’ acceptance issued by Borrower, for which Agent and Lenders have incurred Letter of Credit Obligations. “Letters of Credit” is the plural form of “Letter of Credit”.

“Letter of Credit Fee” has the meaning ascribed to it in Annex J.

“Letter of Credit Obligations” means all outstanding obligations incurred by Agent and Lenders at the request of Borrower, whether direct or indirect, contingent or otherwise, due or not due, in connection with the issuance of Letters of Credit by Agent or another L/C Issuer or the purchase of a participation as set forth in Annex J with respect to any Letter of Credit. The amount of such Letter of Credit Obligations shall be the maximum amount that may be payable by Agent or Lenders thereupon or pursuant thereto.

“Master Standby Agreement” means the Master Agreement for Standby Letters of Credit, dated as of the Amendment No. 9 Effective Date, between Borrower as Applicant, and GE Capital as Issuer.

“Maximum Mex Guarantee” has the meaning ascribed to it in Section 6.6(f) of the Credit Agreement.

“Mex Agent” has the meaning ascribed to it in Section 6.4(vi) of the Credit Agreement.

“Mex Bank of America Account” has the meaning ascribed to it in the definition of “Excluded Assets”.

“Mex Lenders” has the meaning ascribed to it in Section 6.4(vi) of the Credit Agreement.

“Synnex Mexico Loan Agreement” has the meaning ascribed to it in Section 6.4(vi)(D) of the Credit Agreement.

“Synnex Mexico Loan Documents” has the meaning ascribed to it in Section 6.4(vi)(D) of the Credit Agreement.

“Synnex Mexico Guarantee” shall mean that certain Loan Guarantee by Borrower, dated as of May 15, 2006, made by Borrower in favor of Deutsche Bank Mexico, S.A., Institucion de Banca Multiple, as administrative agent, and each of the other Beneficiaries (as such term is defined in the Synnex Mexico Loan Agreement).

Amendment No. 9 to

Amended and Restated Credit Agreement

“Term Loan” shall have the meaning set forth in Section 6.4(vi) of the Credit Agreement.

1.2. The following definitions contained in Annex A of the Credit Agreement are hereby amended as follows:

(a) The definition of “Change of Control” is hereby deleted in its entirety and replaced with the following:

“Change of Control” shall mean any of the following: (a) any person or group of persons (within the meaning of the Securities Exchange Act of 1934,) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934,) of a greater percentage of the issued and outstanding shares of capital Stock of Borrower having the right to vote for the election of directors of Borrower under ordinary circumstances than owned by the Mitac Group; (b) during any period of twelve consecutive calendar months, individuals who at the beginning of such period constituted the board of directors of Borrower (together with any new directors whose election by the board of directors of Borrower or whose nomination for election by the Stockholders of Borrower was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason other than death or disability to constitute a majority of the directors then in office; (c) Borrower ceases to own and control, directly or indirectly, all of the economic and voting rights associated with all of the outstanding capital Stock of each of ComputerLand, MiTAC Industrial Corp., and SFC, or (d) the Borrower, ComputerLand, or MiTAC Industrial Corp. shall have sold, transferred, conveyed, assigned or otherwise disposed of all or substantially all of its assets.

(b) The definition of “Default Rate” is hereby deleted in its entirety and replaced with the following:

“Default Rate” shall mean (a) with respect to principal owing on Revolving Credit Advances or Swing Line Advances, a rate per annum equal to two percent (2%) over the rate or rates of interest otherwise in effect hereunder from time to time therefor, (b) with respect to the Letter of Credit Fee, a rate per annum equal to two percent (2%) over the Letter of Credit Fee otherwise in effect hereunder from time to time therefor, and (c) with respect to interest or other Obligations (excluding principal on the Revolving Credit Advances and Swing Line Advances and the fee payable on

Amendment No. 9 to

Amended and Restated Credit Agreement

Letter of Credit Obligations), a rate per annum equal to the Index Rate in effect from time to time plus three percent (3.0%).

(c) The definition of “Loan Documents” is hereby amended to add the phrase “the Master Standby Agreement, each Letter of Credit issued hereunder and other letter of credit agreements” immediately after the phrase “including all other pledges, powers of attorney, consents, assignments, contracts, notices,”.

(d) The definition of “Obligations” is hereby amended to add the phrase “letter of credit agreement” immediately after the phrase “evidenced by any note, agreement,” in the first sentence thereto.

(e) The definition of “Requisite Lenders” is hereby amended to add the phrase “and Letter of Credit Obligations” to the end of the definition thereof but prior to the period at the end thereof.

(f) The definition of “Revolving Credit Commitment” is hereby amended to add the phrase “or to incur Letter of Credit Obligations as set forth in Annex J,” immediately after the phrase “pursuant to Section 1.1 thereof”.

(g) The definition of “Revolving Credit Loan” is hereby amended by deleting it in its entirety and replacing it with the following:

“Revolving Credit Loan” means, at any time the sum of (i) the aggregate amount of Revolving Credit Advances outstanding to Borrower plus (ii) the aggregate Letter of Credit Obligations incurred on behalf of Borrower. Unless the context otherwise requires, references to the outstanding principal balance of the Revolving Credit Loan shall include the outstanding balance of Letter of Credit Obligations.

(h) The definition of “Supermajority Lenders” is hereby amended to add the phrase “and Letter of Credit Obligations” to the end of the definition thereof but prior to the period at the end thereof.

(i) The definition of “Termination Date” is hereby amended by deleting it in its entirety and replacing it with the following:

“Termination Date” shall mean the date on which (a) the Revolving Credit Commitments have been terminated in full, and the Lenders shall have no further obligation to make any credit extensions or financial accommodations hereunder, (b) all Obligations have been indefeasibly paid in full in immediately available funds in Dollars, and (c) all Letter of Credit Obligations have been cash collateralized, canceled or backed by standby letters of credit in accordance with Annex J.

Amendment No. 9 to

Amended and Restated Credit Agreement

1.3. Section 1.1(a)(iv) of the Credit Agreement is hereby amended by adding the phrase “, or incur any additional Letter of Credit Obligations,” after the phrase “make any further Revolving Credit Advances to the Borrower” in the final sentence thereof.

1.4. Article I of the Credit Agreement is hereby amended to add the following provision as new Section 1.1A thereof, to be inserted following Section 1.1 and immediately prior to Section 1.2:

SECTION 1.1A Letters of Credit. Subject to and in accordance with the terms and conditions contained herein and in Annex J, Borrower shall have the right to request, and Lenders agree to incur, or purchase participations in, Letter of Credit Obligations in respect of Borrower.

1.5. Section 1.2(b) of the Credit Agreement is hereby amended by deleting the initial appearance of the phrase “Revolving Credit Advances” and replacing it with the phrase “Revolving Credit Loans”.

1.6. Section 1.2(c) of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

(c) The Borrower shall have the right at any time and from time to time, upon thirty (30) days’ prior written notice to the Agent, to permanently reduce (ratably among the Lenders) or terminate voluntarily the Revolving Credit Commitments (in whole or in part) without premium or penalty other than as provided in Section 1.4(e). The aggregate amount of any such partial reduction of the Revolving Credit Commitments shall be in integral multiples of $5,000,000 and to the extent, if any, that the Revolving Credit Loan and the Swing Line Loan then outstanding exceed the Maximum Amount at such time (after giving effect to such reduction in the Revolving Credit Commitments), such reduction shall be accompanied by (a) prepayment of the Revolving Credit Advances in the amount of such excess, and if after such prepayment any excess remains because of the Letter of Credit Obligations, such reduction shall be accompanied by cash collateralization or other satisfaction of such Letter of Credit Obligations in accordance with Annex J, in each case together with the payment of any fees, premiums, costs and charges required to be paid pursuant to Section 1.4(e), and accrued interest on the amount so prepaid to the date of such prepayment. Upon the termination of the Revolving Credit Commitments, the Borrower’s right to receive Revolving Credit Advances, or request that Letter of Credit Obligations be incurred on its behalf, or request Swing Line Advances shall terminate and the Borrower’s obligation to pay the Unused Facility Fee shall terminate, and notwithstanding

Amendment No. 9 to

Amended and Restated Credit Agreement

anything to the contrary contained herein or in any Revolving Credit Note, the entire outstanding balance of the Revolving Credit Loan and the Swing Line Loan shall be immediately due and payable. On the date of such termination, the Borrower shall pay to the Agent in immediately available funds all of its Obligations and any accrued and unpaid interest and in accordance with Annex J shall cash collateralize all Letter of Credit Obligations or otherwise satisfy such Letter of Credit Obligations.

1.7. Section 1.4(c) of the Credit Agreement is hereby amended by (i) adding the phrase “the Letter of Credit Fees and” immediately after the phrase “the interest rate applicable to” in subclause (x) thereto, and (ii) adding the phrase “or Letter of Credit Fees at the Default Rate,” after the phrase “as appropriate,” in the final sentence thereof.

1.8. Section 1.5(o) of the Credit Agreement is hereby amended by deleting the word “or” at the end thereof.

1.9. Section 1.5(p) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

(p) that is (i) Cisco Inventory or (ii) Dell Inventory; or

1.10. Section 1.5(q) of the Credit Agreement is hereby added in the appropriate alphanumerical order thereto, which shall read as follows:

(q) that is otherwise unacceptable to the Agent in its reasonable business judgment.

1.11. Section 1.6 of the Credit Agreement is hereby amended by adding the phrase “the Letter of Credit Fee as provided in Annex J and” after the phrase “as the case may be,”.

1.12. Section 1.9 of the Credit Agreement is hereby amended by deleting the second sentence thereof in its entirety and replacing it with the following:

In the absence of a specific determination by the Agent with respect thereto or unless otherwise expressly provided herein, payments shall be applied in the following order: (a) to then due and payable Fees, expenses and other Obligations (including Revolving Credit Advances made by the Agent in its capacity as the Agent) owing by the Borrower to the Agent; (b) to then due and payable interest payments on the Swing Line Loan owing by the Borrower; (c) to then due and payable principal payments on the Swing Line Loan owing by the Borrower; (d) to then due and payable interest payments on the Revolving Credit Loan (to be applied first to any interest owing in respect of Line Increase Advances and then to interest owing in respect of the remaining

Amendment No. 9 to

Amended and Restated Credit Agreement

Revolving Credit Advances, and to include the Letter of Credit Fees) owing by the Borrower; (e) to then due and payable principal payments on the Revolving Credit Loan (to be applied first to Line Increase Advances and then to the remaining Revolving Credit Advances) owing by the Borrower and to provide for cash collateral for Letter of Credit Obligations in the manner described in Annex J, ratably to the aggregate, combined principal balance of the Revolving Credit Loans and outstanding Letter of Credit Obligations; and (f) to any other Obligations to the Lenders owing by the Borrower; provided that if an Event of Default shall occur and be continuing, such payments shall be applied to the Obligations in such manner and order as the Agent shall determine (or if all Lenders determine otherwise, as all Lenders so determine).

1.13. Section 1.17 of the Credit Agreement is hereby amended by (i) deleting the word “and” immediately before subclause (d), (ii) replacing the period at the end of subclause (d) with a semicolon, and (iii) adding a new subclause immediately after the aforementioned semicolon to read “and (e) each payment of Letter of Credit Fees or provision of cash collateral for Letter of Credit Obligations shall be made to the Agent for the account of the Lenders, pro rata, according to the amounts of their respective Letter of Credit Obligations.”

1.14. Section 2.2 of the Credit Agreement is hereby amended by deleting the heading, introduction thereof and clauses (a), (b) and (c) thereof in their entirety and replacing them with the following:

SECTION 2.2 Conditions to Each Advance and Letter of Credit. It shall be a condition to the funding of each Advance (including each Line Increase Advance) or the incurrence of any Letter of Credit Obligation hereunder, or the conversion or continuation of any Revolving Credit Loan that the following statements shall be true on the date of each such funding, advance or incurrence, as the case may be:

(a) The Borrower’s representations and warranties contained herein or in any of the Loan Documents shall be true and correct on and as of the Effective Date and the date on which each such Advance is made or Letter of Credit Obligation is incurred, as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date and except for changes therein permitted or contemplated by this Agreement and Agent and Requisite Lenders have determined not to make such Advance, convert or continue the Revolving Credit Loans or incur such Letter of Credit Obligation as a result of the fact that such warranty or representation is untrue or incorrect.

Amendment No. 9 to

Amended and Restated Credit Agreement

(b) No event shall have occurred and be continuing, or would result from the making of any such Advance or incurrence of Letter of Credit Obligations, which constitutes or would constitute a Default or an Event of Default and Agent or Requisite Lenders shall have determined not to make any Advance, convert or continue the Revolving Credit Loans or incur such Letter of Credit Obligation as a result of that Default or Event of Default.

(c) After giving effect to any such Advance or Letter of Credit Obligations, the aggregate principal amount of the Revolving Credit Advances and Letter of Credit Obligations made to the Borrower shall not exceed the Borrowing Availability and there shall be no requirement under Section 1.2(b) to prepay any Revolving Credit Loan, the aggregate principal amount of the Swing Line Advances made to the Borrower shall not exceed the Swing Line Availability, and the aggregate Letter of Credit Obligations shall not exceed the L/C Sublimit.

1.15. Section 2.2 of the Credit Agreement is hereby amended by deleting the last sentence thereof in its entirety and replacing it with the following:

The request and acceptance by the Borrower of the proceeds of any Advance, the incurrence of any Letter of Credit Obligations or the conversion or continuation of any Revolving Credit Loan shall be deemed to constitute, as of the date of such request or acceptance, (i) a representation and warranty by the Borrower that the conditions in this Section 2.2 have been satisfied and (ii) a confirmation by the Borrower of the granting and continuance of the Agent’s Liens, on behalf of itself and the Lenders, pursuant to the Collateral Documents.

1.16. Section 3.12 of the Credit Agreement is hereby amended by adding the phrase “the incurrence of Letter of Credit Obligations on behalf of the Borrower,” after the phrase “the making of the Advances by the Lenders,”.

1.17. Section 3.21 of the Credit Agreement is hereby amended by adding the following sentence at the end thereof: “Both before and after giving effect to the Loans and Letter of Credit Obligations to be made or incurred on each date as Loans and Letter of Credit Obligations requested hereunder are made or incurred, the Borrower and each of its Subsidiaries is and will be Solvent.”

1.18. Section 6.4(vi) of the Credit Agreement is hereby amended by deleting the first paragraph thereof, and replacing it with the following:

(vi) Borrower may provide an intercompany term loan to Synnex de Mexico S.A. de C.V. (“Synnex Mexico”), for a term expiring, and with the maturity date of, June 30, 2006, in an

Amendment No. 9 to

Amended and Restated Credit Agreement

aggregate amount not to exceed $15,000,000 (the “Term Loan”) for the purpose of providing working capital to Synnex Mexico; provided however, that if such Term Loan is not repaid in full by June 30, 2006, such Term Loan shall no longer be permitted under this Section 6.4(vi); and

1.19. Section 6.4(vi)(B) of the Credit Agreement is hereby amended by deleting it in its entirety, and replacing it with the following:

(B) Intentionally Omitted;

1.20. Section 6.4(vi)(D) of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

(D) Borrower shall not permit Synnex Mexico to create or permit to exist any Lien on any of its properties or assets except for Liens on the properties and assets of Synnex Mexico created by (i) that certain Term Loan Agreement by and between Synnex Mexico, certain lenders from time to time party thereto (the “Mex Lenders”) and Deutsche Bank Mexico, S.A., Institucion de Banca Multiple, as administrative agent (the “Mex Agent”), dated as of May 15, 2006, a copy of which is attached as Exhibit C hereto (as amended, restated, supplemented or modified to the extent not prohibited by the terms herein, the “Synnex Mexico Loan Agreement”; together with the “Loan Documents” as defined therein, as amended, restated, supplemented or modified to the extent not prohibited by the terms herein, the “Synnex Mexico Loan Documents”) and (ii) the other Synnex Mexico Loan Documents; provided that, if the commitments under the Synnex Mexico Loan Documents are less than $75,000,000, Synnex Mexico may create or permit to exist any Lien on any of its properties or assets securing Debt other than Debt evidenced by the Synnex Mexico Loan Documents in an amount not to exceed $75,000,000 less the amount of commitments under the Synnex Mexico Loan Documents, provided that the provisions in this Agreement applicable to the Synnex Mexico Loan Documents shall apply, mutatis mutandis, to such other Debt.

1.21. Section 6.4(vii) of the Credit Agreement is hereby added in the appropriate alphanumerical order thereto, which shall read as follows:

(vii) Borrower may provide intercompany term loans to Synnex Mexico, in an aggregate amount not to exceed $20,000,000 so long as,

(A) Synnex Mexico is at least 80% owned by Borrower; and

Amendment No. 9 to

Amended and Restated Credit Agreement

(B) Borrower shall have delivered to the Agent each original intercompany note evidencing each intercompany loan to Synnex Mexico, which intercompany notes shall be in the form and substance attached hereto as Exhibit F, and be pledged under the Security Agreement, and, to the extent the Agent determines that an amendment to the Security Agreement or any other documents are reasonably necessary to create a first priority perfected security interest in favor of the Agent with respect to such intercompany note and the proceeds therefrom, Borrower shall have executed and delivered such documents; and

(C) Borrower shall not permit Synnex Mexico to create or permit to exist any Lien on any of its properties or assets except for Liens on the properties and assets of Synnex Mexico created by the Synnex Mexico Loan Documents; provided, that if the commitments under the Synnex Mexico Loan Documents are less than $75,000,000, Synnex Mexico may create or permit to exist any Lien on any of its properties or assets securing Debt other than Debt evidenced by the Synnex Mexico Loan Documents in an amount not to exceed $75,000,000 less the amount of commitments under the Synnex Mexico Loan Documents, provided that the provisions in this Agreement applicable to the Synnex Mexico Loan Documents shall apply, mutatis mutandis, to such other Debt.

1.22. Section 6.6(e) of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

(e) (i) unsecured Guaranteed Debt incurred by the Borrower pursuant to guaranties of Debt of the Canadian Subsidiary, and (ii) secured Guaranteed Debt incurred by the Borrower pursuant to the Collateralized Guaranty executed and delivered by Borrower in favor of IBM Canada with respect to the Debt of the Canadian Subsidiary which in each case of clauses (i) and (ii) consisting of purchase money Debt with respect to Inventory purchased by the Canadian Subsidiary in aggregate amounts not to exceed $40,000,000 at any time;

1.23. Section 6.6(f) of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

(f) (i) unsecured Guaranteed Debt incurred by the Borrower pursuant to guaranties of Debt of Synnex Mexico consisting of purchase money Debt with respect to Inventory purchased by Synnex Mexico in an aggregate amount not to exceed $35,000,000 at any time; provided however, that if such Debt is not repaid in full by June 30, 2006, such Debt shall no longer be permitted under

Amendment No. 9 to

Amended and Restated Credit Agreement

this Section 6.6(f), and (ii) the Synnex Mexico Guarantee in an aggregate amount not to exceed $80,000,000 (or the equivalent amount of Pesos, based on a conversion rate determined prior to the closing of the Synnex Mexico Loan Documents) (the “Maximum Mex Guarantee”); provided that if the commitments under the Synnex Mexico Loan Documents are less than $75,000,000, and the Maximum Mex Guarantee is less than $80,000,000, then Borrower may incur additional unsecured Guaranteed Debt guaranteeing Debt of Synnex Mexico in an aggregate amount not to exceed $80,000,000 less the Maximum Mex Guarantee; provided that all provisions of this Agreement otherwise applicable to the Synnex Mexico Guarantee shall apply, mutatis mutandis, to such other unsecured Guarantee.

1.24. Section 6.6(g) of the Credit Agreement is hereby amended by deleting the period at the end thereof, and replacing it with “; and”.

1.25. Section 6.6(h) of the Credit Agreement is hereby added in the appropriate alphanumerical order thereto, which shall read as follows:

(h) unsecured Guaranteed Debt in an amount not to exceed $20,000,000 with respect to Debt under an inventory line of credit provided by the Bank of Montreal to the Canadian Subsidiary.

1.26. Section 6.7(e) of the Credit Agreement is hereby amended by deleting the word “and” after the semicolon at the end thereof.

1.27. Section 6.7(f) of the Credit Agreement is hereby amended by deleting the period at the end thereof, and replacing it with “; and”

1.28. Section 6.20 of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following

SECTION 6.20 Limitation on Negative Pledge Clauses, Etc. The Borrower shall not (and shall not suffer or permit any of its Domestic Subsidiaries to), directly or indirectly, enter into any agreement with any Person which prohibits or limits the ability of any of the Borrower or any of its Subsidiaries to create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the agreements with the Agent or the Lenders pursuant to a Loan Document and Lien restrictions in a Capital Lease, other purchase money financing arrangements permitted hereunder relating to the asset financed thereunder, or other than (a) restrictions on Synnex Mexico from incurring Liens pursuant to the Synnex Mexico Loan Documents, and (b) restrictions on the Borrower from incurring Liens on (i) Excluded Assets or (ii) otherwise imposed under

Amendment No. 9 to

Amended and Restated Credit Agreement

Section 9(o) of the Synnex Mexico Guarantee. The Borrower shall not (and shall not permit any of its Subsidiaries other than Synnex Mexico to) enter into, after the date of this Agreement, any indenture, agreement, instrument or other arrangement that, directly or indirectly, prohibits or restrains, or has the effect of prohibiting or restraining, or imposes materially adverse conditions upon, (A) the incurrence or payment of Debt, except as provided in Section 9(b) of the Synnex Mexico Guarantee, (B) the granting of Liens (other than pursuant to the terms of any purchase money Debt or Capital Lease permitted herewith relating to the asset in question or as provided in clause (b) above), (C) the declaration or payment of dividends or other Restricted Payments, except as provided in Section 9(j) of the Synnex Mexico Guarantee, (D) the making of loans, advances or Investments or (E) the sale, assignment, transfer or other disposition of any property or assets (other than as provided in Section 9(a) of the Synnex Mexico Guarantee or pursuant to the terms of any purchase money Debt or Capital Lease permitted herewith relating to the asset in question). Borrower shall not, nor shall permit any Subsidiary to, directly or indirectly enter into or become bound by any agreement, instrument, indenture or other obligation (other than this Agreement, the other Loan Documents or, with respect to intercompany loans to Synnex Mexico other than those described in Section 6.4(vi) and Section 6.4(vii) hereof, the Synnex Mexico Loan Documents) that could directly or indirectly restrict, prohibit or require the consent of any Person with respect to the payment of dividends, distribution, or Restricted Payments or the repayment of intercompany loans by a Subsidiary of Borrower to Borrower. References to the provisions of the Synnex Mexico Guarantee in this Section 6.20 shall be to such provisions on the Amendment No. 9 Effective Date.

1.29. Section 6.24 of the Credit Agreement is hereby added to the Credit Agreement in the appropriate alphanumerical order thereto, which shall read as follows:

SECTION 6.24 Changes to Synnex Mexico Loan Documents. The Borrower shall not, and shall not suffer or permit Synnex Mexico to, change or amend the terms of any Synnex Mexico Loan Documents if the effect of such amendment is to: (a) increase the maximum principal amount of Debt extended thereunder in excess of $75,000,000, (b) increase the maximum amount of “Guaranteed Obligations” and other obligations of Borrower under the Synnex Mexico Guarantee in excess of $80,000,000 (or the equivalent amount of Pesos, based on a conversion rate determined prior to the closing of the Synnex Mexico Loan Documents), (c) grant Liens on any property or

Amendment No. 9 to

Amended and Restated Credit Agreement

assets of Borrower or any of its Subsidiaries other than (i) Liens on the assets of Synnex Mexico or (ii) Liens on the Excluded Assets, provided that the Mex Agent and the Agent shall have entered into a written agreement in form and substance reasonably acceptable to the Agent which provides that such Lien on the Excluded Assets does not include (and shall be released with respect to) any proceeds of such Excluded Assets or the Excluded Assets described in clause (f) of the definition thereof to the extent the Borrower has any right in or title to such proceeds and such proceeds are not on deposit in the Mex Bank of America Account except to the extent (x) such proceeds have been applied to pay the Debt of Synnex Mexico or the Borrower under the Synnex Mexico Loan Documents or (y) the Mex Agent and Mex Lenders have taken control or possession of, or otherwise transferred, acquired or disposed of, such proceeds from the Mex Bank of America Account in conjunction with the exercise of their remedies under the Synnex Mexico Loan Documents after the occurrence and during the continuation of an Event of Default, or (d) violate Section 6.20.

1.30. Section 6.25 of the Credit Agreement is hereby added to the Credit Agreement in the appropriate alphanumerical order thereto, which shall read as follows:

SECTION 6.25 Mex Bank of America Account. Borrower shall not deposit any amounts into the Mex Bank of America Account other than the Excluded Assets or proceeds thereof.

1.31. Section 8.2 of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

SECTION 8.2 Remedies. If any Event of Default shall have occurred and be continuing, the Letter of Credit Fee and the rate of interest applicable to the Revolving Credit Loan and the Swing Line Loan and interest and other Obligations shall be increased to or charged at, as appropriate, effective as of the date of the occurrence of the Default giving rise to such Event of Default, the Default Rate as provided in Section 1.4(c) or Annex D, as appropriate, unless such increase or charge is waived in writing by the Requisite Lenders. If any Event of Default shall have occurred and be continuing, the Agent may, or if requested by the Requisite Lenders, shall without notice, take any one or more of the following actions: (a) terminate the Revolving Credit Commitments, whereupon the Lenders’ obligation to make further Advances shall terminate; (b) declare all or any portion of the Obligations to be forthwith due and payable, including the

Amendment No. 9 to

Amended and Restated Credit Agreement

Revolving Credit Loan and the Swing Line Loan, whereupon such Obligations shall become and be due and payable, and require that the Letter of Credit Obligations be cash collateralized in the manner set forth in Annex J, all without presentment, demand, protest or further notice of any kind, all of which are expressly waived by Borrower and each of its Subsidiaries; or (c) exercise any rights and remedies provided to the Agent and the Lenders under the Loan Documents and/or at law or equity, including all remedies provided under the Code; provided that upon the occurrence of an Event of Default specified in Section 8.1(f) with respect to any Credit Party, the Revolving Credit Commitments of the Lenders shall immediately terminate and the Obligations shall become immediately due and payable, in each case, without declaration, notice or demand by or to any Person.

1.32. Section 8.3 of the Credit Agreement is hereby amended by (a) making a technical correction by correctly renumbering the second clause (i) and clauses (ii) through (viii) thereof as clauses (ii) through (ix), respectively and (b) deleting the renumbered clause (vii) in its entirety and replacing it with the following:

(vii) SEVENTH, to payment of the principal of the Obligations (other than the Swing Line Loan), ratably among the Lenders in accordance with the proportion which the principal amount of such Obligations owing to each such Lender bears to the aggregate principal amount of such Obligations owing to all Lenders until such principal of such Obligations shall be paid in full, with that portion of the Obligations constituting Letter of Credit Obligations instead being cash collateralized in accordance with Annex J hereof;

1.33. Section 9.1(a) of the Credit Agreement is hereby amended to (a) add the phrase “, Letter of Credit Obligations,” after the phrase “Advances and any Revolving Credit Commitment”, and (b) amend clause (ii) thereof by adding the phrase “or Letter of Credit Obligations” immediately after the phrase “applicable Revolving Credit Advances”.

1.34. Section 10.1(c)(i) of the Credit Agreement is hereby amended to add the phrase “or the incurrence of any Letter of Credit Obligations” after the phrase “to the making of any Advance”

1.35. Section 10.1(d) of the Credit Agreement is hereby amended by (a) amending clause (ii) thereof to add the phrase “or Letter of Credit Obligations” after the phrase “Fees payable with respect to any Advances”, and (b) deleting the second sentence thereof in its entirety and replacing it with the following:

Furthermore, no amendment, modification, termination or waiver affecting the rights or duties of Agent or L/C Issuer under this

Amendment No. 9 to

Amended and Restated Credit Agreement

Agreement or any other Loan Document shall be effective unless in writing and signed by Agent or L/C Issuer, as the case may be, in addition to Lenders required hereinabove to take such action.

1.36. Annex E (Financial Statements, Projections and Notices) of the Credit Agreement is hereby amended by deleting the final sentence of Paragraph 3 thereto, and replacing it with the following:

In addition, the Borrower shall furnish, or cause to be furnished, to the Agent, within 30 days after the end of each Fiscal Quarter, (X) a statement in reasonable detail showing compliance with the negative covenants contained in Article 6 of this Agreement, in the form and substance attached hereto as Exhibit E, (Y) a statement in reasonable detail showing the calculations used in determining compliance with each financial covenant set forth in Annex G.

1.37. Annex J (Letters of Credit) to the Credit Agreement, including the attachment thereto, is hereby added to the Credit Agreement in the proper alphanumerical order in the form and substance attached hereto as Exhibit A.

1.38. Exhibit C (Synnex Mexico Loan Agreement), including all annexes, schedules and exhibits thereto, is hereby added to the Credit Agreement in the proper alphanumerical order in the form and substance attached hereto as Exhibit B.

1.39. Exhibit D (Synnex Mexico Guarantee), including all annexes and schedules thereto, is hereby added to the Credit Agreement in the proper alphanumerical order in the form and substance attached hereto as Exhibit C.

1.40. Exhibit E (Form of Compliance Certificate) is hereby added to the Credit Agreement in the proper alphanumerical order in the form and substance attached hereto as Exhibit D.

1.41. Exhibit F (Form of Demand Promissory Note) is hereby added to the Credit Agreement in the proper alphanumerical order in the form and substance attached hereto as Exhibit E.

2. Consent. Agent and Lenders hereby consent, as of the Amendment No. 9 Effective Date, to the release of their Lien on the Excluded Assets.

3. Conditions of Effectiveness of this Amendment. This Amendment shall become effective as of the date hereof (the “Effective Date”) when, and only when, the Agent shall have received each of the following:

(a) counterparts of this Amendment duly executed by the Borrower and the Lenders;

Amendment No. 9 to

Amended and Restated Credit Agreement

(b) a Consent in the form attached hereto duly executed by each of ComputerLand Corporation and MiTAC Industrial Corp.;

(c) a Master Standby Agreement in form and substance satisfactory to Agent duly executed by the Borrower;

(d) original promissory notes, each in the amount of $15 million and $20 million reflecting intercompany loans provided by Borrower to Synnex Mexico pursuant to Section 6.4 (vi) and Section 6.4(vii) of the Credit Agreement;

(e) certified copies of the duly executed Synnex Mexico Guarantee and Synnex Mexico Loan Agreement; and

(f) legal opinion of outside counsel to Borrower as to (i) non-contravention of the Synnex Mexico Loan Documents with this Amendment, the Loan Documents and the Receivables Purchase Documents, and (ii) corporate matters and enforceability with respect to this Amendment.

4. Representations and Warranties of the Borrower.

4.1. Upon the effectiveness of this Amendment pursuant to Section 3 hereof, the Borrower hereby reaffirms in all material respects all covenants, representations and warranties made in the Credit Agreement to the extent the same are not amended hereby and except to the extent the same expressly relates solely to an earlier date and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the Effective Date of this Amendment and that, as of the Effective Date of this Amendment and after giving effect hereto, no Default or Event of Default has occurred and is continuing.

4.2. The Borrower hereby represents and warrants that this Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms.

5. Reference to and Effect on the Credit Agreement.

5.1. Upon the effectiveness of this Amendment pursuant to Section 2 hereof, on and after the date hereof, each reference to the Credit Agreement in any of the Loan Documents shall mean and be a reference to the Credit Agreement as amended hereby.

5.2. Except as specifically set forth above, the Credit Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

5.3. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power

Amendment No. 9 to

Amended and Restated Credit Agreement

or remedy of the Agent or any Lender, nor constitute a waiver of any provision of the Credit Agreement, or any other documents, instruments and agreements executed and/or delivered in connection therewith.

6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

8. Entire Agreement. This Amendment, taken together with the Credit Agreement and all of the other Loan Documents, embodies the entire agreement and understanding of the parties hereto and supersedes all prior agreements and understandings, written and oral, relating to the subject matter hereof.

9. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and performed in such State and any applicable laws of the United States of America.

10. No Course of Dealing. The Lenders have entered into this Amendment on the express understanding with the Borrower that in entering into this Amendment the Lenders are not establishing any course of dealing with the Borrower. The Agent’s and the Lenders’ rights to require strict performance with all the terms and conditions of the Credit Agreement as amended by this Amendment and the other Loan Documents shall not in any way be impaired by the execution of this Amendment. Neither the Agent nor any Lender shall be obligated in any manner to execute any further amendments or waivers, and if such waivers or amendments are requested in the future, assuming the terms and conditions thereof are acceptable to them, the Agent and the Lenders may require the payment of fees in connection therewith.

11. Release. To induce the Agent and Lenders to enter into this Amendment, the Borrower acknowledges and agrees that it has no actual or potential claim or cause of action against the Agent or Lenders relating to any Loan Documents or any actions or events occurring on or before the date hereof. The Borrower waives and releases any right to assert same.

[signature page follows]

Amendment No. 9 to

Amended and Restated Credit Agreement

IN WITNESS WHEREOF, this Amendment No. 9 has been duly executed as of the day and year first above written.

SYNNEX CORPORATION (formerly known as SYNNEX Information Technologies, Inc.), as the Borrower

By:	/s/ Dennis Polk
Name:	Dennis Polk
Title:	Chief Financial Officer

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent and as a Lender

By:	/s/ Eugene Seip
Name:	Eugene Seip
Title:	Duly Authorized Signatory

BANK OF AMERICA, N.A., as a Lender

By:	/s/ John McNamara
Name:	John McNamara
Title:	Vice President

Signature Page

Amendment No. 9 to

Amended and Restated Credit Agreement

CONSENT

Each of the undersigned, as Guarantor under a Subsidiary Guaranty executed in favor of the Agent in connection with the Amended and Restated Credit Agreement referred to in Amendment No. 9 to Amended and Restated Credit Agreement (as the same may have been or be amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) and/or as Grantor under a Subsidiary Security Agreement executed in favor of the Agent in connection with the Amended and Restated Credit Agreement referred to in such Amendment (as the same may have been or be amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), hereby consents to such Amendment and confirms and agrees that (i) the Guaranty and the Security Agreement are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, and (ii) the Security Agreement and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Obligations.

COMPUTERLAND CORPORATION

By:	/s/ Simon Y. Leung
Name:	Simon Y. Leung
Title:	General Counsel and Corporate Secretary

MiTAC INDUSTRIAL CORP.

By:	/s/ Simon Y. Leung
Name:	Simon Y. Leung
Title:	General Counsel and Corporate Secretary

Amendment No. 9 to

Amended and Restated Credit Agreement

Exhibit A

ANNEX J

to

AMENDED AND RESTATED CREDIT AGREEMENT

LETTERS OF CREDIT

(a) Issuance. Subject to the terms and conditions of the Agreement, Agent and Lenders agree to incur, from time to time prior to the Commitment Termination Date, upon the request of Borrower and for Borrower’s account, Letter of Credit Obligations by causing Letters of Credit to be issued by GE Capital or a Subsidiary thereof or a bank or other legally authorized Person selected by or acceptable to Agent in its sole discretion (each, an “L/C Issuer”) for Borrower’s account and guaranteed by Agent; provided, that if the L/C Issuer is a Lender, then such Letters of Credit shall not be guaranteed by Agent but rather each Lender shall, subject to the terms and conditions hereinafter set forth, purchase (or be deemed to have purchased) risk participations in all such Letters of Credit issued with the written consent of Agent, as more fully described in paragraph (b)(ii) below. The aggregate amount of all such Letter of Credit Obligations shall not at any time exceed the least of (i) Fifteen Million Dollars ($15,000,000) (the “L/C Sublimit”), and (ii) the Maximum Amount less the aggregate outstanding principal balance of the Revolving Credit Advances and the Swing Line Loan, and (iii) the Borrowing Base less the aggregate outstanding principal balance of the Revolving Credit Advances and the Swing Line Loan. No such Letter of Credit shall have an expiry date that is more than one year following the date of issuance thereof, unless otherwise determined by Agent in its sole discretion (including with respect to customary evergreen provisions), and neither Agent nor Lenders shall be under any obligation to incur Letter of Credit Obligations in respect of, or purchase risk participations in, any Letter of Credit having an expiry date that is later than the Commitment Termination Date.

(b) Advances Automatic; Participations. (i) In the event that Agent or any Lender shall make any payment on or pursuant to any Letter of Credit Obligation, such payment shall then be deemed automatically to constitute a Revolving Credit Advance under Section 1.1(a) of the Agreement regardless of whether a Default or Event of Default has occurred and is continuing and notwithstanding Borrower’s failure to satisfy the conditions precedent set forth in Section 2 of the Agreement, and each Lender shall be obligated to pay its Pro Rata Share thereof in accordance with the Agreement. The failure of any Lender to make available to Agent for Agent’s own account its Pro Rata Share of any such Revolving Credit Advance or payment by Agent under or in respect of a Letter of Credit shall not relieve any other Lender of its obligation hereunder to make available to Agent its Pro Rata Share thereof, but no Lender shall be responsible for the failure of any other Lender to make available such other Lender’s Pro Rata Share of any such payment.

(ii) If it shall be illegal or unlawful for Borrower to incur Revolving Credit Advances as contemplated by paragraph (b)(i) above because of an Event of Default described in Sections 8.1(f)(ii) or (g) or otherwise or if it shall be illegal or unlawful for any Lender to be deemed to have assumed a ratable share of the reimbursement obligations owed to an L/C Issuer, or if the L/C Issuer is a Lender, then (i) immediately and without further action

Exhibit A

Amendment No. 9 to

Amended and Restated Credit Agreement

whatsoever, each Lender shall be deemed to have irrevocably and unconditionally purchased from Agent (or such L/C Issuer, as the case may be) an undivided interest and participation equal to such Lender’s Pro Rata Share (based on the Revolving Loan Commitments) of the Letter of Credit Obligations in respect of all Letters of Credit then outstanding and (ii) thereafter, immediately upon issuance of any Letter of Credit, each Lender shall be deemed to have irrevocably and unconditionally purchased from Agent (or such L/C Issuer, as the case may be) an undivided interest and participation in such Lender’s Pro Rata Share (based on the Revolving Loan Commitments) of the Letter of Credit Obligations with respect to such Letter of Credit on the date of such issuance. Each Lender shall fund its participation in all payments or disbursements made under the Letters of Credit in the same manner as provided in the Agreement with respect to Revolving Credit Advances.

(c) Cash Collateral. (i) If Borrower is required to provide cash collateral for any Letter of Credit Obligations pursuant to the Agreement, including Section 8.2 of the Agreement, prior to the Commitment Termination Date, Borrower will pay to Agent for the ratable benefit of itself and Lenders cash or Cash Equivalents acceptable to Agent in an amount equal to 105% of the maximum amount then available to be drawn under each applicable Letter of Credit outstanding. Such funds or Cash Equivalents shall be held by Agent in a cash collateral account (the “Cash Collateral Account”) maintained at a bank or financial institution acceptable to Agent. The Cash Collateral Account shall be in the name of Borrower and shall be pledged to, and subject to the control of, Agent, for the benefit of Agent and Lenders, in a manner satisfactory to Agent. Borrower hereby pledges and grants to Agent, on behalf of itself and Lenders, a security interest in all such funds and Cash Equivalents held in the Cash Collateral Account from time to time and all proceeds thereof, as security for the payment of all amounts due in respect of the Letter of Credit Obligations and other Obligations, whether or not then due. The Agreement, including this Annex J, shall constitute a security agreement under applicable law.

(ii) If any Letter of Credit Obligations, whether or not then due and payable, shall for any reason be outstanding on the Commitment Termination Date, Borrower shall either (A) provide cash collateral therefor in the manner described above, or (B) cause all such Letters of Credit and guaranties thereof, if any, to be canceled and returned, or (C) deliver a stand-by letter (or letters) of credit in guarantee of such Letter of Credit Obligations, which stand-by letter (or letters) of credit shall be of like tenor and duration (plus thirty (30) additional days) as, and in an amount equal to 105% of the aggregate maximum amount then available to be drawn under, the Letters of Credit to which such outstanding Letter of Credit Obligations relate and shall be issued by a Person, and shall be subject to such terms and conditions, as are be satisfactory to Agent in its sole discretion.

(iii) From time to time after funds are deposited in the Cash Collateral Account by Borrower, whether before or after the Commitment Termination Date, Agent may apply such funds or Cash Equivalents then held in the Cash Collateral Account to the payment of any amounts, and in such order as Agent may elect, as shall be or shall become due and payable by Borrower to Agent and Lenders with respect to such Letter of Credit Obligations of Borrower and, upon the satisfaction in full of all Letter of Credit Obligations of Borrower, to any other Obligations then due and payable.

Amendment No. 9 to

Amended and Restated Credit Agreement

(iv) Neither Borrower nor any Person claiming on behalf of or through Borrower shall have any right to withdraw any of the funds or Cash Equivalents held in the Cash Collateral Account, except that upon the termination of all Letter of Credit Obligations and the payment of all amounts payable by Borrower to Agent and Lenders in respect thereof, any funds remaining in the Cash Collateral Account shall be applied to other Obligations then due and owing and upon payment in full of such Obligations any remaining amount shall be paid to Borrower or as otherwise required by law. Interest earned on deposits in the Cash Collateral Account shall be held as additional collateral.

(d) Fees and Expenses. Borrower agrees to pay to Agent for the benefit of Lenders, as compensation to such Lenders for Letter of Credit Obligations incurred hereunder, (i) all costs and expenses incurred by Agent or any Lender on account of such Letter of Credit Obligations, and (ii) for each month during which any Letter of Credit Obligation shall remain outstanding, a fee (the “Letter of Credit Fee”) in an amount equal to 1.75% per annum multiplied by the maximum amount available from time to time to be drawn under the applicable Letter of Credit. Such fee shall be paid to Agent for the benefit of the Lenders in arrears, on the first day of each month and on the Commitment Termination Date. In addition, Borrower shall pay to any L/C Issuer, on demand, such fees (including all per annum fees), charges and expenses of such L/C Issuer in respect of the issuance, negotiation, acceptance, amendment, transfer and payment of such Letter of Credit or otherwise payable pursuant to the application and related documentation under which such Letter of Credit is issued.

(e) Request for Incurrence of Letter of Credit Obligations. Borrower shall give Agent at least three (3) Business Days’ prior written notice requesting the incurrence of any Letter of Credit Obligation. The notice shall be accompanied by the form of the Letter of Credit (which shall be acceptable to the L/C Issuer) and a completed Application for Standby Letter of Credit in the form attached hereto as Attachment J-1 (an “Application for Letter of Credit”). Notwithstanding anything contained herein to the contrary, Letter of Credit applications by Borrower and approvals by Agent and the L/C Issuer may be made and transmitted pursuant to electronic codes and security measures mutually agreed upon and established by and among Borrower, Agent and the L/C Issuer.

(f) Obligation Absolute. The obligation of Borrower to reimburse Agent and Lenders for payments made with respect to any Letter of Credit Obligation shall be absolute, unconditional and irrevocable, without necessity of presentment, demand, protest or other formalities, and the obligations of each Lender to make payments to Agent with respect to Letters of Credit shall be unconditional and irrevocable. Such obligations of Borrower and Lenders shall be paid strictly in accordance with the terms hereof under all circumstances including the following:

(i) any lack of validity or enforceability of any Letter of Credit or the Agreement or the other Loan Documents or any other agreement;

(ii) the existence of any claim, setoff, defense or other right that Borrower or any of its Affiliates or any Lender may at any time have against a beneficiary or any transferee of any Letter of Credit (or any Persons or entities for whom any such transferee may be acting), Agent, any Lender, or any other Person, whether in connection with the Agreement, the Letter of Credit, the transactions contemplated herein or therein or any

Amendment No. 9 to

Amended and Restated Credit Agreement

unrelated transaction (including any underlying transaction between Borrower or any of its Affiliates and the beneficiary for which the Letter of Credit was procured);

(iii) any draft, demand, certificate or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

(iv) payment by Agent (except as otherwise expressly provided in paragraph (g)(ii)(C) below) or any L/C Issuer under any Letter of Credit or guaranty thereof against presentation of a demand, draft or certificate or other document that does not comply with the terms of such Letter of Credit or such guaranty;

(v) any other circumstance or event whatsoever, that is similar to any of the foregoing; or

(vi) the fact that a Default or an Event of Default has occurred and is continuing.

(g) Indemnification; Nature of Lenders’ Duties.

(i) In addition to amounts payable as elsewhere provided in the Agreement, Borrower hereby agrees to pay and to protect, indemnify, and save harmless Agent and each Lender from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys’ fees and allocated costs of internal counsel) that Agent or any Lender may incur or be subject to as a consequence, direct or indirect, of (A) the issuance of any Letter of Credit or guaranty thereof, or (B) the failure of Agent or any Lender seeking indemnification or of any L/C Issuer to honor a demand for payment under any Letter of Credit or guaranty thereof as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or Governmental Authority, in each case other than to the extent as a result of the gross negligence or willful misconduct of Agent or such Lender (as finally determined by a court of competent jurisdiction).

(ii) As between Agent and any Lender and Borrower, Borrower assumes all risks of the acts and omissions of, or misuse of any Letter of Credit by beneficiaries of any Letter of Credit. In furtherance and not in limitation of the foregoing, to the fullest extent permitted by law neither Agent nor any Lender shall be responsible for: (A) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document issued by any party in connection with the application for and issuance of any Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, that may prove to be invalid or ineffective for any reason; (C) failure of the beneficiary of any Letter of Credit to comply fully with conditions required in order to demand payment under such Letter of Credit; provided, that in the case of any payment by Agent under any Letter of Credit or guaranty thereof, Agent shall be liable to the extent such payment was made solely as a result of its gross negligence or willful misconduct (as finally determined by a court of competent jurisdiction) in determining that the demand for payment under such Letter of Credit or guaranty thereof complies on its face with any applicable requirements for a demand for

Amendment No. 9 to

Amended and Restated Credit Agreement

payment under such Letter of Credit or guaranty thereof; (D) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they may be in cipher; (E) errors in interpretation of technical terms; (F) any loss or delay in the transmission or otherwise of any document required in order to make a payment under any Letter of Credit or guaranty thereof or of the proceeds thereof; (G) the credit of the proceeds of any drawing under any Letter of Credit or guaranty thereof; and (H) any consequences arising from causes beyond the control of Agent or any Lender. None of the above shall affect, impair, or prevent the vesting of any of Agent’s or any Lender’s rights or powers hereunder or under the Agreement.

(iii) Nothing contained herein shall be deemed to limit or to expand any waivers, covenants or indemnities made by Borrower in favor of any L/C Issuer in any letter of credit application, reimbursement agreement or similar document, instrument or agreement between Borrower and such L/C Issuer, including any Application for Letter of Credit or the Master Standby Agreement.

Amendment No. 9 to

Amended and Restated Credit Agreement

Attachment J-1

Application for Irrevocable Standby Letter of Credit

[see attached]

Amendment No. 9 to

Amended and Restated Credit Agreement

Application For Irrevocable Standby Letter of Credit

TO: General Electric Capital Corporation

Date

L/C No. (Bank Use Only)

The undersigned Applicant hereby requests General Electric Capital Corporation (“GE Capital”) to issue and transmit by:

☐  Teletransmission    ☐  Mail    ☐  Overnight Courier    ☐  Other, Explain

the Standby Letter of Credit (the “Credit”) substantially as set forth below. In issuing the Credit, GE Capital is expressly authorized to make such changes from the terms herein below set forth as GE Capital, in its sole discretion, may deem advisable.

Applicant (Full Name and Address)	Advising Bank:	Wachovia Bank National Association
401 Linden Street
Winston-Salem, NC 27101
Attention: Standby Letters of Credit

Beneficiary (Full Name and Address)		Currency and Amount in Figures: Currency and Amount in Words:

Expiration Date

* Special Instructions

Is EVERGREEN language required?    ☐  Yes    ☐  No

If yes, what is the number of days notification required for customary non-renewal notice?

        ☐  Thirty days    ☐  Sixty Days    ☐  Ninety days    ☐  Other

Charges: GE Capital’s charges are for our account, all other charges are to be paid by beneficiary.

Credit to be available to payment against Beneficiary’s draft(s) at sight drawn on GE Capital or its correspondent at GE Capital’s option accompanied by the following documents:

Statement, purportedly signed by the Beneficiary, reading as follows (please state below exact wording to appear on the statement):

Other Documents

Special Conditions

Issue substantially in form of attached specimen. (Specimen must also be signed by applicant)

Complete only when the Beneficiary (Foreign Bank, or other Financial Institution) is to issue its undertaking based on this Credit.

☐	Request Beneficiary to issue and deliver their (specify the type of undertaking) in favor of for an amount not exceeding the amount specified above, effective immediately relative to (specify contract number or other pertinent reference) to expire on . (This date must be at least 15 days prior to the expiry date indicated above). It is understood that if the Credit is issued in favor of any bank or other financial or commercial entity which has issued or

Amendment No. 9 to

Amended and Restated Credit Agreement

is to issue an undertaking on behalf of Applicant of the Credit in connection with the Credit, Applicant hereby agrees to remain liable under the Master Agreement and this Application in respect of the Credit (even after its expiry date) until GE Capital is released by such bank or entity.

Each Applicant signing below affirms that it has fully read and agrees to this Application. In consideration of GE Capital’s issuance of the Credit, Applicant agrees to be bound by the Master Agreement for Standby Letters of Credit between Applicant and GE Capital (the “Master Agreement”), the terms of which are incorporated by reference. All actions to be taken by GE Capital hereunder or in connection with any Credit may be taken by First Union National Bank or another bank designated by GE Capital as GE Capital’s agent.

(Note: If a bank, trust company, or other financial institution signs as Applicant for its customer, or if two Applicants jointly apply, both parties should sign below). Documents may be forwarded to you by the Beneficiary, or the negotiating bank, in one mail. You may forward documents to us or our customhouse broker, if specified below, in one mail. We understand and agree that this Credit will be subject to the International Standby Practices, International Chamber of Commerce Publication No. 590 (“ISP98”).

(Print or type name of Applicant)	(Print or type name of Applicant)

(Address)	(Address)

Authorized Signature (Title)	Authorized Signature (Title)

Authorized Signature (Title)	Authorized Signature (Title)

Customer Contact ____________________________________________________________________________________

GE CAPITAL USE ONLY

(NOTE: Application will NOT be processed if this section is not complete.)

Approved:	City:	Date:
Telephone:
(Print name and title)

Amendment No. 9 to

Amended and Restated Credit Agreement

Exhibit B

EXHIBIT C

to

AMENDED AND RESTATED CREDIT AGREEMENT

SYNNEX MEXICO LOAN AGREEMENT

[see attached]

Amendment No. 9 to

Amended and Restated Credit Agreement

Exhibit C

EXHIBIT D

to

AMENDED AND RESTATED CREDIT AGREEMENT

SYNNEX MEXICO GUARANTEE

[see attached]

Amendment No. 9 to

Amended and Restated Credit Agreement

Exhibit D

EXHIBIT E

to

AMENDED AND RESTATED CREDIT AGREEMENT

FORM OF COMPLIANCE CERTIFICATE

[see attached]

Amendment No. 9 to

Amended and Restated Credit Agreement

Exhibit E

EXHIBIT F

to

AMENDED AND RESTATED CREDIT AGREEMENT

FORM OF DEMAND PROMISSORY NOTE

[see attached]

Amendment No. 9 to

Amended and Restated Credit Agreement